                                 SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]         Preliminary Proxy Statement

[ ]         Definitive Proxy Statement

[ ]         Definitive Additional Materials

[ ]         Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

        The Parkstone Advantage Fund - - SEC File Nos. 33-65690 811-7850
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):


[X]         No fee required.

[ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

(1)         Title of each class of securities to which transaction applies:


(2)         Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
(4)         Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)        Total fee paid:

--------------------------------------------------------------------------------
[ ]        Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------



[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:


         -------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:


         -------------------------------------------------------------------
         (3)      Filing Party:


         -------------------------------------------------------------------
         (4)      Date Filed:


         -------------------------------------------------------------------

July ___, 1998




Dear Parkstone Advantage Fund Shareholder:

You are invited to attend the Special Meeting of Shareholders of Parkstone Advantage Fund on August 13, 1998. The meeting is being held at the offices of BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 at ____ a.m. Eastern Time.

As a Parkstone Advantage shareholder, you are not required to attend the shareholder meeting; however, you are strongly encouraged to exercise your vote. Your vote is important no matter how many shares you own. A proxy package has been enclosed outlining the proposed changes to the Parkstone Advantage Fund, which include the approval of:

-       Election of the Board of Trustees

-       Changes to the fundamental investment objectives of the funds

- Changes which make uniform among the funds the fundamental investment limitations

- Changes in the classification of fundamental investment objectives, policies and limitations to non-fundamental

For those who are unable to attend the meeting, please note that you have received one proxy card for each fund you own. A postage-paid reply envelope has been enclosed for you to return your signed and dated proxy vote. It is important that we receive your vote(s) prior to the meeting.

If you have questions, please call 1-800-451-8377. Thank you in advance for your cooperation.


Sincerely,


John B. Rapp
Chairman
The Parkstone Advantage Fund

                          THE PARKSTONE ADVANTAGE FUND
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 13, 1998

                                                                    JULY 2, 1998

TO THE SHAREHOLDERS OF
THE PARKSTONE ADVANTAGE FUND:


         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of each of the Funds listed below (each, a "Fund" and collectively, the "Funds") of The Parkstone Advantage Fund (the "Trust") will be held on August 13, 1998, at ____ a.m./p.m. (Eastern time), at the offices of BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219.

         The Funds of the Trust are: the Small Capitalization Fund, Mid Capitalization Fund, International Discovery Fund and Bond Fund.

         The Meeting will be held with respect to the Funds for the following purposes:

         PROPOSAL 1.                To elect eight (8) nominees to the Board
                                    of Trustees.

         PROPOSAL 2.                To approve a change in each Fund's
                                    fundamental investment policies and
                                    objective to make such objective
                                    non-fundamental.

         PROPOSAL 3.                To approve changes to the following
                                    fundamental investment policies and
                                    limitations of the Funds:

                  (a)      limitation on underwriting activities;

                  (b)      limitation on real estate related transactions;

                  (c)      limitation on investment in commodities;

                  (d)      limitation regarding industry concentration;

                  (e)      limitation on loans;

                  (f) limitation on borrowing and the issuance of senior securities; and

                  (g)      limitation on issuer diversification.

         PROPOSAL 4.                To approve a change in the following
                                    fundamental investment policies and
                                    limitations to make such policies and
                                    limitations non-fundamental:

                  (a) with respect to the Funds, the limitation on purchasing securities on margin; and

                  (b) with respect to the Funds, the limitation on writing or selling call options.

         PROPOSAL 5.                To transact such other business as may
                                    properly come before the Meeting or any
                                    adjournment thereof.

         The Proposals stated above are discussed in detail in the attached Proxy Statement. Shareholders of record as of the close of business on June 12, 1998 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                       YOUR TRUSTEES UNANIMOUSLY RECOMMEND
                    THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

         SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD OR CARDS WHICH ARE BEING SOLICITED BY THE TRUST'S BOARD OF TRUSTEES. YOU MAY ALSO FAX YOUR VOTED CARD(S) TO 1-888-451-8683 TO REGISTER YOUR VOTE. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING. A PROXY MAY BE REVOKED BY ANY SHAREHOLDER AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST'S SECRETARY, OR BY WITHDRAWING THE PROXY AND VOTING IN PERSON AT THE MEETING.


                             -----------------------------------------
                             W. Bruce McConnel, III
                             Secretary


July 2, 1998

                          THE PARKSTONE ADVANTAGE FUND
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Parkstone Advantage Fund (the "Trust") for use at the Special Meeting of Shareholders of the Trust and any adjournment(s) thereof (the "Meeting") to be held on August 13, 1998 at ____ a.m./p.m. (Eastern time), at the offices of BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219. This Proxy Statement and accompanying proxy card or cards will first be mailed on or about July 2, 1998.

         The Trust currently offers four (4) investment portfolios which are each referred to herein as a "Fund" and collectively, as the "Funds." The Funds of the Trust are: the Small Capitalization Fund, Mid Capitalization Fund, International Discovery Fund and Bond Fund.

         Only shareholders of record of the Funds at the close of business on June 12, 1998 will be entitled to notice of, and to vote at the Meeting. Each shareholder of record on that date is entitled to one vote for each dollar of net asset value invested and a proportionate fractional vote for any fraction of one dollar of net asset value invested as to each proposal (each a "Proposal" and collectively the "Proposals") on which such shareholder is entitled to vote. The Funds' shares are referred to herein as "Shares."

         The rights accompanying Fund shares are legally vested in separate accounts of Security Benefit Life Insurance Company. However, holders of variable annuity contracts funded through the separate accounts generally have the right to instruct separate accounts as to voting Fund shares on all matters to be voted on by Fund shareholders. Voting rights of the participants of the separate accounts are more fully set forth in the prospectus relating to those accounts issued by Security Benefit Life Insurance Company.

         The following table summarizes the Proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each Proposal:



                                    TABLE
              PROPOSAL                                      SHAREHOLDERS SOLICITED
              --------                                      ----------------------
1.       To elect eight (8)                                 All Funds of the Trust.  All
         nominees to the Board of                           shareholders of all Funds of
         Trustees.                                          the Trust will vote together.

2.       To approve a change in                             All Funds, each voting
         each Fund's fundamental                            separately as a Fund.
         investment objective to
         make such objective non-
         fundamental.

3.       To approve changes to the
         following fundamental
         investment policies and
         limitations of the Funds:

         (a)      limitation on                             All Funds, each voting
         underwriting activities;                           separately as a Fund.

         (b)      limitation on real                        All Funds, each voting
         estate related                                     separately as a Fund.
         transactions;

         (c)      limitation on                             All Funds, each voting
         investment in                                      separately as a Fund.
         commodities;

         (d)      limitation regarding                      All Funds, each voting
         industry concentration;                            separately as a Fund.


         (e)      limitation on loans;                      All Funds, each voting
                                                            separately as a Fund.

         (f)      limitation on                             All Funds, each voting
         borrowing and the                                  separately as a Fund.
         issuance of senior
         securities.

         (g)      limitation on issuer                      All Funds, each voting
         diversification.                                   separately as a Fund.

              PROPOSAL                                           SHAREHOLDERS SOLICITED
              --------                                           ----------------------
4.       To approve a change in
         the following fundamental
         investment policies and
         limitations of the Funds
         indicated below to make
         such policies and
         limitations non-
         fundamental:

         (a)      limitation on                             All Funds, each voting
         purchasing securities on                           separately as a Fund.
         margin; and

         (b)      limitation on                             All Funds, each voting
         writing or selling call                            separately as a Fund.
         options.

5.       To transact such other                             Any and/or all Funds, voting
         business as may properly                           together or each voting
         come before the Meeting                            separately as a Fund, as the
         or any adjournment(s)                              circumstances may dictate.
         thereof.



         The following table sets forth, by Fund and as of the record date, the number of Shares of each of the Funds which were outstanding and entitled to vote and the number of votes per Share to which a shareholder of each such Fund is entitled:

         On June 12, 1998, the following Shares were outstanding and entitled to notice of, and to vote at the Meeting:


                                                                         AGGREGATE           NET ASSET
                                           SHARES                        NET ASSETS          VALUE PER           VOTES
                                        OUTSTANDING                      VALUE AS            SHARE AS             PER
       FUND/CLASS                            AS                          OF JUNE             OF JUNE             SHARE
       ---------                        OF JUNE 12,                      12, 1998            12, 1998            -----
                                           1998                          --------            --------
                                           ----
Small Capitalization Fund

Mid Capitalization Fund

International Discovery Fund

Bond Fund

         Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, facsimile, telegraph or personal interview. The Trust will bear all proxy solicitation costs. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

         The Board of Trustees intends to bring before the meeting the matters set forth in items 1, 2, 3 and 4 in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to items 1, 2, 3 and 4 in accordance with the directions of the shareholders as specified on the proxy card. If no choice is specified, the shares will be voted IN FAVOR of the election of the eight nominees to the Board of Trustees described in proposal 1, IN FAVOR of the proposal to change each Fund's fundamental investment objective to make such objective non-fundamental, as described in proposal 2, IN FAVOR of the proposal to approve certain changes to investment limitations of the Funds as described in proposal 3 and IN FAVOR of the proposal to make certain fundamental investment policies and limitations non-fundamental as described in proposal 4. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with the views of management thereon. Shares owned of record by Security Benefit Life Insurance Company will be voted by Security Benefit Life Insurance Company based on instructions received from its contract owners. If no instructions are received, Security Benefit Life Insurance Company will as record holder vote such shares on the proposals in the same proportion as that insurance company votes Shares for which voting instructions were received in time to be voted.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS OF THE TRUST.
-------------------------------

         The beneficial owners of more than 5% of the outstanding Shares of any Fund as of the record date, known to the Trust, are as follows:

                             NAME AND                                               PERCENT
                             ADDRESS OF                      NUMBER OF                OF
    NAME OF FUND             BENEFICIAL OWNER                SHARES OWNED            FUND
    ------------             ----------------                ------------            ----


         All of these Shares were beneficially owned by the owners named above because they possessed or shared investment or voting power with respect to them while owning the Shares or while acting in a fiduciary, advisory, custodial or other similar capacity on behalf of their customers. All of the outstanding Shares of each Fund are held of record by Security Benefit Life Insurance Company.

         For purposes of the Investment Company Act of 1940 (the "1940 Act"), any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company.

QUORUM.
-------

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a particular Proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of the proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST such Proposal against any adjournment. A shareholder vote may be taken with respect to the Trust of one or more of the Funds on any of the Proposals (but not all) prior to any such adjournment as to which sufficient votes have been received for approval. A quorum is constituted with respect to the Trust and each of the Funds by a majority represented in person or by proxy of all votes attributable to the outstanding Shares entitled to vote with respect to a matter.

         THE TRUST WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO SHAREHOLDERS, CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1997. REQUESTS FOR COPIES OF THE ANNUAL REPORT SHOULD BE DIRECTED TO THE TRUST C/O [NAME] AT THE ADDRESS AT THE BEGINNING OF THIS DOCUMENT OR BY TELEPHONE AT 1-800-451-8377. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

         IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES TO BE VOTED, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD OR CARDS AND MAIL THE SAME IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO FAX YOUR VOTED CARD(S) TO 1-888-451-8683 TO REGISTER YOUR VOTE. PLEASE ALLOW SUFFICIENT TIME FOR THE PROXY CARD OR CARDS TO BE RECEIVED ON OR BEFORE 5:00 P.M., EASTERN TIME, ON AUGUST 12, 1998.

                        PROPOSAL 1: ELECTION OF TRUSTEES

BACKGROUND.
-----------

         Eight trustees, constituting the entire Board of Trustees, are to be elected at the Meeting. Each trustee so elected will hold office effective following the end of the next regular board meeting of the incumbent trustees, currently scheduled for August 14, 1998, until the next meeting of shareholders and until his successor is elected and qualifies, or until his term as a trustee is terminated as provided in the Trust's Code of Regulations. The persons named as proxies in the accompanying proxy have been designated by the Board of Trustees and intend to vote for the nominees named below.

         At a meeting of the Board of Trustees on May 14, 1998, the trustees approved a proposal whereby the current Board of Trustees would resign and, subject to shareholder approval, eight new trustees would be elected. The trustees of the Trust have nominated Messrs. Neary, Carter, Durkott, Farling, Furst, Gherlein, Martens and Pullen as the trustees to be voted on by the shareholders. Each of the nominees currently serves as a trustee to Armada Funds, a registered open-end management investment company. The Armada Funds are advised by National City Bank, a wholly-owned subsidiary of National City Corporation, which is an affiliate of First of America Investment Corporation ("First of America"), a wholly owned subsidiary of First of America Bank, N.A. and the investment adviser to the Funds.

         The change in trustees was not based upon any disagreement with the Trust's management or with First of America. The primary reason for the change is the recently completed merger between First of America Bank Corporation, the former parent corporation of First of America Bank, N.A. and National City Corporation. First of America is now an indirect wholly-owned subsidiary of National City Corporation. The proposed change would allow a common set of trustees to oversee both fund complexes. In its consideration and approval of this change, the Board of Trustees of the Trust considered the fact that it would be economically and administratively beneficial to consolidate management of the two fund complexes. Although there can be no assurance that any benefit will materialize from this change, the trustees agreed to adopt one cohesive management group.

THE NOMINEES.
-------------

         All Shares represented by valid proxies will be voted in the election of trustees for each nominee named below, unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend unless a decision is made to reduce the number of trustees serving on the Board. The following table sets forth certain information about the nominees:

NAME                                             AGE          PRINCIPAL OCCUPATION
----                                             ---          DURING PAST 5 YEARS
                                                              -------------------
Robert D. Neary                                  64           Retired Co-Chairman of Ernst & Young, April
                                                              1984-September 1993; Director, Cold Metal Products,
                                                              Inc., since March 1994; Director, Zurn Industries,
                                                              Inc. (building products and construction services),
                                                              since June 1995; Chairman of the Board of Armada
                                                              Funds since November 1996 and a trustee since August
                                                              1996.

Leigh Carter*                                    72           Retired President and Chief Operating Officer, B.F.
                                                              Goodrich Company, August 1986 to September 1990;
                                                              Director, Adams Express Company (closed-end
                                                              investment company), April 1982 to December 1997;
                                                              Director, Acromed Corporation (producer of spinal
                                                              implants), since June 1992; Director, Petroleum &
                                                              Resources Corp., April 1987 to December 1997;
                                                              Director, Morrison Products (manufacturer of blower
                                                              fans and air moving equipment), since April 1983;
                                                              Director, Kirtland Capital Corp. (privately funded
                                                              investment group), since January 1992; trustee,
                                                              Armada Funds, since November 1993.

John F. Durkott                                  54           President and Chief Operating Officer, Kittle's Home
                                                              Furnishings Center, Inc., since January 1982;
                                                              partner, Kittles Bloomington Property Company, since
                                                              January 1981; partner, KK&D (Affiliated Real Estate
                                                              Companies of Kittle's Home Furnishings Center),
                                                              since January 1989; trustee, Armada Funds, since
                                                              November 1993.

Robert J. Farling                                61           Retired Chairman, President and Chief Executive
                                                              Officer, Centerior Energy (electric utility), March
                                                              1992 to October 1997; Director, National City
                                                              Corporation (bank holding company) until October
                                                              1997; Director, Republic Engineered Steels, since
                                                              October 1997; trustee, Armada Funds, since November
                                                              1997.


NAME                                             AGE          PRINCIPAL OCCUPATION
----                                             ---          DURING PAST 5 YEARS
                                                              -------------------
Richard W. Furst, Dean                           59           Professor of Finance and Dean, Carol Martin Gatton
                                                              College of Business and Economics, University of
                                                              Kentucky, since 1981; Director, The Seed Corporation
                                                              (restaurant group), since 1990; Director, Foam
                                                              Design, Inc. (manufacturer of industrial and
                                                              commercial foam products), since 1993; trustee,
                                                              Armada Funds, since June 1990.

Gerald L. Gherlein                               60           Executive Vice-President and General Counsel, Eaton
                                                              Corporation (global manufacturing), since 1991;
                                                              Trustee, Meridia Health System (four hospital
                                                              health system); Trustee, WVIZ Educational Television
                                                              (public television); Trustee, Armada Funds, since
                                                              July 1997.

Herbert R. Martens, Jr.*                         45           Executive Vice President, National City Corporation
                                                              (bank holding company), since July 1997; Chairman,
                                                              President and Chief Executive Officer, NatCity
                                                              Investments, Inc. (investment banking), since July
                                                              1995; President and Chief Executive Officer,
                                                              Raffensperger, Hughes & Co. (broker-dealer), from
                                                              1993 until 1995; President, Reserve Capital Group,
                                                              from 1990 until 1993; President, since July 1997 and
                                                              Trustee, since November 1997 of Armada Funds.

J. William Pullen                                59           President and Chief Executive Officer, Whayne Supply
                                                              Co. (engine and heavy equipment distribution), since
                                                              1986; President and Chief Executive Officer,
                                                              American Contractors Rentals & Sales (rental
                                                              subsidiary of Whayne Supply Co.), since 1988;
                                                              Trustee of Armada Funds, since November 1993.
-------------------------

         *Mr. Carter is an "interested person" of the Trust, as defined in the 1940 Act, due to his ownership of _____shares of stock of National City Corporation, the parent corporation of First of America, the Funds' investment adviser. Mr. Martens is an "interested person" because (1) he is an Executive Vice President of National City Corporation, (2) he owns shares of common stock and options to purchase common stock of National City Corporation, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with First of America.

         Until October 1997, Mr. Farling was a director of National City Corporation, the parent corporation to First of America. Mr. Farling also was a shareholder of National City Corporation during the past five years.

         The Board of Trustees held four regular meetings during the last full fiscal year. The Trust does not have standing committees of the Board of Trustees. During the year ended December 31, 1997, none of the nominees served on the Board of Trustees or was compensated by the Trust. Set forth below is the compensation received by the nominees from the Armada Funds, a member of the same "Fund Complex" as that term is defined in the 1940 Act. Each trustee will receive an annual fee of $_____ plus $_____ for each Board meeting attended and will be reimbursed for reasonable expenses incurred in attending meetings. The trustees and officers of the Trust own less than 1% of the outstanding Shares of the Trust and less than 1% of the outstanding shares of each of the Funds.

OFFICERS.
---------

         Officers of the Trust are elected by, and serve at the pleasure of, the Board. Officers of the Trust receive no remuneration from the Trust for their services in such capacities. The following table sets forth certain information about the Trust's officers:


                                                                POSITION
NAME                                             OFFICER        WITH THE        PRINCIPAL OCCUPATION
----                                             SINCE          TRUST           DURING PAST 5 YEARS
                                                 -----          -----           -------------------
Herbert R. Martens, Jr.                         May 14,         President       Executive Vice President,
Age 54                                                                          National City Corporation
                                                                                (bank holding company),
                                                                                since July 1997; Chairman,
                                                                                President and Chief
                                                                                Executive Officer, NatCity
                                                                                Investments, Inc.
                                                                                (investment banking), since
                                                                                July 1995; President and
                                                                                Chief Executive Officer,
                                                                                Raffensberger, Hughes & Co.
                                                                                (broker-dealer), from 1993
                                                                                until 1995; President,
                                                                                Reserve Capital Group, from
                                                                                1990 until 1993; Trustee
                                                                                and President of the Armada
                                                                                Funds since November 1997.

W. Bruce McConnel, III                          April 21, 1998    Secretary     Partner of the law firm
Age 54                                                                          Drinker Biddle & Reath LLP
                                                                                Philadelphia, Pennsylvania.

Gary Tenkman                                    May 14, 1998      Assistant     Director of Financial
Age 27                                                            Treasurer     Services, BISYS Fund
                                                                                Services since April 1998;
                                                                                Formerly, Audit Manager,
                                                                                Ernst & Young LLP.


------------------------------------ ----------------- --------------- ----------------------- ----------------------
                                                                                                Total Compensation
                                                                                                From Trust and Fund
                                        Aggregate        Pension Or       Estimated Annual        Complex (Armada
                                       Compensation      Retirement        Benefits Upon          Funds) Paid to
              Nominee                   from Trust        Benefits           Retirement             Trustees
------------------------------------ ----------------- --------------- ----------------------- ----------------------
Robert D. Neary                           - 0 -            - 0 -               - 0 -
------------------------------------ ----------------- --------------- ----------------------- ----------------------
Lehigh Carter                             - 0 -            - 0 -               - 0 -
------------------------------------ ----------------- --------------- ----------------------- ----------------------
John F. Durkott                           - 0 -            - 0 -               - 0 -
------------------------------------ ----------------- --------------- ----------------------- ----------------------
Robert J. Farling                         - 0 -            - 0 -               - 0 -
------------------------------------ ----------------- --------------- ----------------------- ----------------------
Richard W. Furst                          - 0 -            - 0 -               - 0 -
------------------------------------ ----------------- --------------- ----------------------- ----------------------
Gerald L. Gherlein                        - 0 -            - 0 -               - 0 -
------------------------------------ ----------------- --------------- ----------------------- ----------------------
Herbert R. Marters, Jr.                   - 0 -            - 0 -               - 0 -                   - 0 -
------------------------------------ ----------------- --------------- ----------------------- ----------------------
J. William Pullen                         - 0 -            - 0 -               - 0 -
------------------------------------ ----------------- --------------- ----------------------- ----------------------

                             APPROVAL OF PROPOSAL 1


         In order for Proposal 1 to be adopted, it must be approved by a plurality of the votes cast by shareholders of the Trust. All shareholders of all Funds will vote together.


THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE TO THE BOARD OF TRUSTEES.


                     PROPOSAL 2: TO APPROVE A CHANGE IN EACH
                 FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE TO MAKE
                         SUCH OBJECTIVE NON-FUNDAMENTAL.


         Currently, the investment objective of each Fund is fundamental, and may be changed only upon the approval of its shareholders. A non-fundamental objective may be changed by the Board of Trustees without the approval of shareholders. The Trustees believe that the change in each Fund's objective to non-fundamental will benefit each Fund by providing increased flexibility in investing the Fund's assets in response to regulatory and market developments affecting a Fund's investments. Rendering the investment objectives non-fundamental would avoid the delay and expense of a shareholder vote in the event that circumstances should change such that the Board of Trustees deemed the current objective to be no longer in the best interests of the particular Fund's shareholders. Neither the 1940 Act nor state securities laws require a Fund's investment objective to be fundamental. The Trustees have no present intention of changing the investment objective of any Fund; however, if the proposal is approved, the Board of Trustees may do so in the future.

                                                                 PROPOSED NEW
CURRENT INVESTMENT OBJECTIVE                                INVESTMENT OBJECTIVE
----------------------------                                --------------------
               (a) SMALL CAPITALIZATION FUND
                   -------------------------
The Fund seeks growth of                This investment objective
capital by investing primarily          would be made non-fundamental.
in a diversified portfolio of
common stocks and securities
convertible into common stocks
of small- to medium-sized
companies.


                       (b) MID CAPITALIZATION FUND
                           -----------------------
The Fund seeks growth of                 This investment objective
capital by investing primarily           would be made non-fundamental.
in a diversified portfolio of
common stocks and securities
convertible into common
stocks.


                      (c) INTERNATIONAL DISCOVERY FUND
                          ----------------------------
The Fund seeks the long-term            This investment objective
growth of capital.                      would be made non-fundamental.


                             (d) BOND FUND
                                 ---------
The Fund seeks current income           This investment objective
as well as preservation of              would be made non-fundamental.
capital by investing in a
portfolio of high- and medium-
grade fixed-income securities.


                              APPROVAL OF PROPOSAL 2

         In order for Proposal 2(a), (b), (c) or (d) to be adopted for a particular Fund, it must be approved by a majority of the outstanding Shares of that Fund. Shares of each Fund will be voted separately on a Fund-by-Fund basis.



         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
        VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT OBJECTIVES
                           AS SET FORTH IN PROPOSAL 2.

PROPOSAL 3: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES AND
           LIMITATIONS OF THE FUNDS


         Certain investment policies and limitations of the Funds are matters of fundamental policy and may not be changed with respect to a particular Fund without the approval of its shareholders. First of America, the Trust's investment adviser, has recommended to the Board of Trustees that certain fundamental investment policies and limitations of the Funds be amended as shown below. The proposed changes would conform the fundamental investment policies and limitations of the Funds to those currently in place for corresponding investment funds of Armada Funds. This will allow the investment advisers of the two fund complexes, who comprise the Asset Management Group of National City Corporation, to manage their portfolios of investments in a more streamlined and efficient manner. The Trustees believe that the proposal is in the best interests of each Fund's Shareholders.



                                PROPOSAL 3(a)


           AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION
                           ON UNDERWRITING ACTIVITIES


         For each of the Funds:

      CURRENT                                                                        PROPOSED
      -------                                                                        --------
None of the Funds will                                                          No Fund may act as an
underwrite the securities                                                       underwriter of securities
issued by other persons except                                                  within the meaning of the
to the extent that a Fund may                                                   Securities Act of 1933 except
be deemed to be an underwriter                                                  insofar as it might be deemed
under certain securities laws                                                   to be an underwriter upon the
in the disposition of                                                           disposition of portfolio
"restricted securities."                                                        securities acquired within the
                                                                                limitation on purchases of
                                                                                illiquid securities and except
                                                                                to the extent that the
                                                                                purchase of obligations
                                                                                directly from the issuer
                                                                                thereof in accordance with
                                                                                its investment objective,
                                                                                policies and limitations may
                                                                                be deemed to be underwriting


         EXPLANATION OF PROPOSED CHANGE: The proposed change would modernize and make the language of this limitation uniform among the Funds and corresponding investment funds of Armada Funds.


                                  PROPOSAL 3(b)

                 AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT
             LIMITATION CONCERNING REAL ESTATE RELATED TRANSACTIONS

                  For each of the Funds:

       CURRENT                                                                         PROPOSED
       -------                                                                         --------
None of the Funds will                                                          No Fund may purchase or sell
purchase or sell real estate                                                    real estate, except that it
(although investments in                                                        may purchase securities of
marketable securities of                                                        issuers which deal in real
companies engaged in such                                                       estate and may purchase
activities and securities                                                       securities which are secured
secured by real estate or                                                       by interests in real estate
interests therein are not
prohibited by this
restriction)


         EXPLANATION OF PROPOSED CHANGE: The proposed change would modernize and make uniform the language of this limitation among the Funds and corresponding investment funds of Armada Funds.

                                  PROPOSAL 3(c)

            AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION
                             CONCERNING COMMODITIES


                  For each of the Funds:

       CURRENT                                                                          PROPOSED
       -------                                                                          --------
None of the Funds will                                                          No Fund may invest in
purchase or sell commodities                                                    commodities, except that as
or commodities contracts,                                                       consistent with its investment
except to the extent                                                            objective and policies the
disclosed in the current                                                        Fund may:  (a) purchase and
Prospectus of the Fund.                                                         sell options, forward
                                                                                contracts, futures contracts,
                                                                                including without limitation
                                                                                those relating to indices;
                                                                                (b) purchase and sell options
                                                                                on futures contracts or
                                                                                indices; and (c) purchase
                                                                                publicly traded securities of
                                                                                companies engaging in whole or
                                                                                in part in such activities.


         EXPLANATION OF PROPOSED CHANGE: The proposed amendment would modernize and make uniform among the Funds and corresponding investment funds of Armada Funds the language addressing the Funds' investments in commodities, but is not intended to signify a change in the Funds' approach to investing in commodities. The Funds do not intend to engage in the selling of commodities such as pork, corn and wheat futures or related commodity contracts other than financial instruments.


                                  PROPOSAL 3(d)

                 AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT
                  LIMITATION CONCERNING INDUSTRY CONCENTRATION

                  For each of the Funds:

        CURRENT                                                                         PROPOSED
        -------                                                                         --------
No Fund may purchase any                                                        No Fund may purchase any
securities which would cause                                                    securities which would cause
more than 25% of the value of                                                   25% or more of the value of
the Fund's total assets at                                                      its total assets at the time
the time of purchase to be                                                      of purchase to be invested in
invested in securities of one                                                   the securities of one or more


        CURRENT                                                                         PROPOSED
        -------                                                                         --------

or more issuers conducting                                                      issuers conducting their
their principal business                                                        principal business activities
activities in the same                                                          in the same industry, provided
industry, provided that (a)                                                     that:  (a) there is no
there is no limitation with                                                     limitation with respect to
respect to obligations issued                                                   obligations issued or
or guaranteed by the U.S.                                                       guaranteed by the U.S.
government or its agencies or                                                   government, any state,
instrumentalities and                                                           territory or possession of the
repurchase agreements secured                                                   United States, the District of
by obligations of the U.S.                                                      Columbia or any of their
government or its agencies or                                                   authorities, agencies,
instrumentalities; (b)                                                          instrumentalities or political
wholly-owned finance                                                            subdivisions, and repurchase
companies will be considered                                                    agreements secured by such
to be in the industries of                                                      instruments; (b) wholly-owned
their parents if their                                                          finance companies will be
activities are primarily                                                        considered to be in the
related to financing the                                                        industries of their parents if
activities of their parents;                                                    their activities are primarily
and (c) utilities will be                                                       related to financing the
divided according to their                                                      activities of the parents; (c)
services.  For example, gas,                                                    utilities will be divided
gas transmission, electric                                                      according to their services,
and gas, electric, and                                                          for example, gas, gas
telephone will each be                                                          transmission, electric and
considered a separate                                                           gas, electric, and telephone
industry.                                                                       will each be considered a
                                                                                separate industry; and (d)
                                                                                personal credit and business
                                                                                credit businesses will be
                                                                                considered separate
                                                                                industries.


         EXPLANATION OF PROPOSED CHANGE: The proposed amendment would modernize and make uniform the language of this limitation among the Funds and corresponding investment funds of Armada Funds.

                                  PROPOSAL 3(e)

                  AMENDMENT TO THE FUNDS' INVESTMENT LIMITATION
                                CONCERNING LOANS

                  For each of the Funds:

        CURRENT                                                                         PROPOSED
        -------                                                                         --------
No Fund may make loans, except                                                  No Fund may make loans, except
that a Fund may purchase or                                                     that each Fund may purchase
hold debt instruments and                                                       and hold debt instruments and
lend portfolio securities in                                                    enter into repurchase
accordance with its investment                                                  agreements in accordance with
objective and policies, make                                                    its investment objective and
time deposits with financial                                                    policies and may lend
institutions and enter into                                                     portfolio securities in an
repurchase agreements.                                                          amount not exceeding one-third
                                                                                of its total assets.


         EXPLANATION OF PROPOSED CHANGE: The proposed amendment would modernize the language of this limitation and conform it to provisions of the 1940 Act. It would permit those transactions which are not prohibited by current regulatory interpretations.


                                  PROPOSAL 3(f)

                  AMENDMENT TO THE FUNDS' INVESTMENT LIMITATION
           CONCERNING BORROWING AND THE ISSUANCE OF SENIOR SECURITIES

                  For each of the Funds:


        CURRENT                                                                         PROPOSED
        -------                                                                         --------
No Fund may (a) borrow money (not                                               No Fund may borrow money, issue
including reverse repurchase                                                    senior securities or mortgage,
agreements or dollar roll                                                       pledge or hypothecate its
agreements), except that each                                                   assets except to the extent
Fund may borrow from banks for                                                  permitted under the 1940 Act.
temporary or emergency purposes
and then only in amounts up to                                                  As a non-fundamental policy, no
30% of its total assets at the                                                  Fund will purchase securities
time of borrowing (and provided                                                 while its outstanding
that such bank borrowings,                                                      borrowings (including reverse
reverse repurchase agreements and                                               repurchase agreements) are in
dollar roll agreements do not                                                   excess of 5% of its total
exceed in the aggregate one-third                                               assets.  Securities held in
of the Fund's total assets less                                                 escrow or in separate accounts
liabilities other than the                                                      in connection with a Fund's
obligations represented by the                                                  investment practices described
bank borrowings, reverse                                                        in the Fund's Prospectus or
repurchase agreements and dollar                                                Statement of Additional



        CURRENT                                                                         PROPOSED
        -------                                                                         --------
roll agreements), or mortgage,                                                  Information are not deemed to
ledge or hypothecate any assets                                                 be pledged for purposes of this
except in connection with a bank                                                limitation.
borrowing in amounts not to
exceed 30% of the Fund's net
assets at the time of borrowing;
(b) enter into reverse repurchase
agreements and other permitted
borrowings in amounts exceeding
in the aggregate one-third of the
Fund's total assets less
Liabilities other than the
obligations represented by such
reverse repurchase and dollar
roll agreements; and (c) issue
senior securities except as
permitted by the 1940 Act or any
rule, order or interpretation
thereunder.

         EXPLANATION OF PROPOSED CHANGE: The proposed amendment would clarify and modernize the limitations concerning borrowing and the issuance of senior securities, and conform them to provisions of the 1940 Act, and the limitations currently in place for the corresponding funds of Armada Funds. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings under the 1940 Act. Accordingly, the Funds' proposed amendment to its policy regarding senior securities and borrowings would also apply to reverse repurchase agreements and dollar roll agreements. The proposed amendment would allow those transactions which are not prohibited by current regulatory interpretations.

         Additionally, the Funds will adopt a non-fundamental policy which prevents the purchase of securities while a Fund's borrowings, including reverse repurchase agreements, are in excess of 5% of a Fund's total assets. As a non-fundamental policy, the Board of Trustees may change it without the approval of shareholders. So long as the Board of Trustees does not change this non-fundamental limitation, this limitation will limit each Fund's ability to borrow money for purposes of investment leverage. The Funds have no present intention to use investment leverage. If they did so at some time in the future, however, such leverage could increase the opportunity for greater total return, but also increase the risk of loss if securities purchased with borrowed funds decline in value. Borrowed funds are subject to interest costs.

                                              PROPOSAL 3(g)

 AMENDMENT TO THE FUNDS' INVESTMENT LIMITATION CONCERNING ISSUER DIVERSIFICATION

                  For each of the Funds:

        CURRENT                                                                         PROPOSED
        -------                                                                         --------
No Fund, may purchase                                                           No Fund may purchase
Securities of any one issuer,                                                   securities of any one issuer,
Other than obligations issued                                                   other than securities issued
or guaranteed by the U.S.                                                       or guaranteed by the U.S.
government or its agencies or                                                   government or its agencies or
instrumentalities, if,                                                          instrumentalities or, in the
immediately after such                                                          case of the International
purchase, more than 5% of the                                                   Discovery Fund, securities
value of the Fund's total                                                       issued or guaranteed by any
assets would be invested in                                                     foreign government, if,
such issuer, or the Fund                                                        immediately after such
would hold more than 10% of                                                     purchase, more than 5% of the
the outstanding voting                                                          value of the Fund's total
securities of the issuer,                                                       assets would be invested in
except that 25% or less of                                                      such issuer or the Fund would
the value of such Fund's                                                        hold more than 10% of any
total assets may be invested                                                    class of securities of the
without regard to such                                                          issuer or more than 10% of the
limitations.  There is no                                                       outstanding voting securities
limit to the percentage of                                                      of the issuer, except that up
assets that may be invested in                                                  to 25% of the value of the
U.S. Treasury bills, notes, or                                                  Fund's total assets may be
other obligations                                                               invested without regard to
Issued or guaranteed by the U.S.                                                such limitations.
government or its agencies or
instrumentalities.

         EXPLANATION OF PROPOSED CHANGE: The proposed amendment would make the language of this limitation uniform among the Funds and corresponding investment funds of Armada Funds.

                             APPROVAL OF PROPOSAL 3

         In order for Proposal 3(a), (b), (c), (d), (e), (f) and (g) to be adopted for a particular Fund, it must be approved by a majority of the outstanding Shares of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis.


         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT POLICIES
                  AND LIMITATIONS AS SET FORTH IN PROPOSAL 3.



          PROPOSAL 4: TO APPROVE A CHANGE IN THE FOLLOWING FUNDAMENTAL
         INVESTMENT POLICIES AND LIMITATIONS OF THE FUNDS TO MAKE SUCH
                   POLICIES AND LIMITATIONS NON-FUNDAMENTAL.

         The following proposals would change certain fundamental investment policies and limitations of the Funds to non-fundamental investment policies and limitations. Unlike a fundamental policy or limitation, a non-fundamental investment policy or limitation may be changed without the approval of shareholders. These proposed changes would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for such investments or the financial markets change in the future. Neither the 1940 Act nor state securities laws require such policies to be fundamental. The Trustees have no present intention of changing the investment policies and limitations of any Fund other than as proposed above; however, if this proposal is approved, the Board of Trustees may do so in the future.

                                 PROPOSAL 4 (a)
           RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION
                    REGARDING PURCHASING SECURITIES ON MARGIN

                  For each of the Funds:


        CURRENT                                                                         PROPOSED
        -------                                                                         --------
None of the Funds may purchase                                                  This limitation would be made
securities on margin, except                                                    non-fundamental.
for use of short-term credit
necessary for clearance of
purchases of portfolio
securities and except as may
be necessary to make margin
payments in connection with
foreign currency futures and
other derivative securities
transactions.

                                  PROPOSAL 4(b)


            RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT LIMITATION
               REGARDING THE WRITING OR SELLING OF CALL OPTIONS.



        CURRENT                                                                         PROPOSED
        -------                                                                         --------
None of the Funds will write                                                    This limitation would be made
any call options on securities                                                  non-fundamental.
unless the securities are held
by the Fund or unless the Fund
is entitled to such securities
in deliverable form in
exchange for cash in an amount
which has been segregated for
payment or without further
payment.  In no event will a
Fund write a call option in
excess of 5% of its total
assets.

                             APPROVAL OF PROPOSAL 4

         In order for Proposal 4(a) and (b) to be adopted for a particular Fund, they must be approved by a majority of the outstanding Shares of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis.

         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
         VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT POLICIES
           AND LIMITATIONS SET FORTH IN PROPOSAL 4 TO NON-FUNDAMENTAL
                           POLICIES AND LIMITATIONS.

INVESTMENT ADVISER AND SUB-ADVISER.
-----------------------------------

         First of America, 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007 is the investment adviser to the Trust. The investment adviser is a part of National City Bank's Asset Management Group and intends to conduct its business under the name "National City Investment Management Company" in the near future. Gulfstream Global Investors, Ltd., 100 Crescent Court, Suite 550, Dallas, Texas 75201, serves as sub-adviser to the International Discovery Fund.

DISTRIBUTOR AND ADMINISTRATOR.
------------------------------

         BISYS Fund Services Limited Partnership ("BISYS") located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust's distributor, administrator and transfer agent and provides fund accounting services.

INDEPENDENT AUDITORS.
---------------------

         Ernst & Young L.L.P., serves as independent auditors of the Trust and audited the Trust's operations for the year ended December 31, 1997. Shareholders are not herein requested to approve the selection of Ernst & Young L.L.P. Nevertheless, a representative of Ernst & Young L.L.P. is expected to be available by telephone at the Meeting should any matter arise requiring consultation with the auditors, and Ernst & Young L.L.P. will be given the opportunity to make a statement if it chooses.

         Mr. Martens is employed by National City Corporation, the parent corporation to First of America, which receives fees as an investment adviser to the Trust. Mr. McConnel is a partner of the law firm Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust. Mr. Tenkman is employed by BISYS, which receives fees as administrator, distributor and transfer agent to the Trust.

                              SHAREHOLDER PROPOSALS

         The Trust is organized as a Massachusetts business trust. The Trust does not hold annual meetings. The Trust's Declaration of Trust and Code of Regulations provide that meetings of shareholders shall be called by the Trustees upon the written request of shareholders owning at least twenty percent of the outstanding shares entitled to vote. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, c/o 3435 Stelzer Road, Columbus, Ohio 43219 so that it is received at least 120 days before the date of the meeting. Mere submission of a shareholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since such inclusion and presentation are subject to compliance with certain federal regulations.

         The management of the Trust does not know of any matters to be presented at the Meeting, other than those set forth in this Proxy Statement.

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO FAX YOUR VOTED CARD(S) TO 1-888-451-8683 TO REGISTER YOUR VOTE.


DATED:  JULY 2, 1998


                                                     ---------------------------
                                                     W. Bruce McConnel, III
                                                     Secretary

      SECURITY BENEFIT                           VOTING INSTRUCTION CARD
      LIFE INSURANCE COMPANY                  THE PARKSTONE ADVANTAGE FUND
                                                   3435 STELZER ROAD
                                                  COLUMBUS, OHIO 43219




THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PARKSTONE ADVANTAGE FUND (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE
BELOW-REFERENCED FUND OF THE TRUST TO BE HELD ON AUGUST 13, 1998 AT 8:30 A.M. (EASTERN TIME) AT THE OFFICES OF BISYS FUND SERVICES LIMITED PARTNERSHIP, 3435 STELZER ROAD, COLUMBUS, OHIO 43219.

           Please fold and detach card at perforation before mailing

FUND NAME PRINTS HERE                            SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints R. Jeffrey Young and Bryan C. Haft and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the dollar value of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, and any other matters to come before the Special Meeting or any adjournment thereof, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED JULY 10, 1998.

                                       PLEASE MARK, SIGN, DATE AND RETURN THIS
                                       VOTING INSTRUCTION CARD PROMPTLY IN THE
                                       ENCLOSED POSTAGE-PAID ENVELOPE.

                                       -----------------------------------------

                                       -----------------------------------------
                                        Signature(s), (Title(s), if applicable)

                                       Please sign above exactly as name(s)
                                       appear(s) hereon. Corporate or
                                       partnership proxies should be signed in
                                       full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                       DATE: _________________, 1998

                                                                          PA-SBL

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON AUGUST 13, 1998 AT 8:30 A.M. (EASTERN TIME) AT THE OFFICES OF BISYS FUND SERVICES LIMITED PARTNERSHIP, 3435 STELZER ROAD, COLUMBUS, OHIO 43219. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

           Please fold and detach card at perforation before mailing


1.  Election of Trustees
    Robert D. Neary, Leigh Carter, John F. Durkott, Robert J. Farling,                    FOR        WITHHOLD AUTHORITY
    Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr.,                        ALL     to vote for all nominees
    J. William Pullen                                                                                   listed below.
INSTRUCTION: To withhold authority to vote for any individual nominee, print his          [ ]               [ ]                  1.
name on the line below.

------------------------------------------------------------------------------------
                                                                                          FOR             AGAINST        ABSTAIN
2.  To approve a change in each Fund's fundamental investment objective to make           [ ]               [ ]            [ ]   2.
    such objective non-fundamental.

3. To approve changes to the following fundamental investment limitations of the Funds.

    (3a) limitation on underwriting activities;                                         FOR ALL          AGAINST ALL    ABSTAIN ALL
    (3b) limitation on real estate related transactions;                               EXCEPT AS
    (3c) limitation on investment in commodities;                                    MARKED BELOW
    (3d) limitation regarding industry concentration;                                     [ ]               [ ]            [ ]   3.
    (3e) limitation on loans;
    (3f) limitation on borrowing and the issuance of senior securities; and
    (3g) limitation on issuer diversification

TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, APPLICABLE TO YOUR FUND, WRITE THE
SUB-PROPOSAL NUMBER ON THE LINE BELOW.

------------------------------------------------------------------------------------
4.  To approve a change in the following fundamental investment policies and              FOR             AGAINST       ABSTAIN
    limitations to make such policies and limitations non-fundamental:                    [ ]               [ ]            [ ]  4a.
                                                                                          [ ]               [ ]            [ ]  4b
    (4a) with respect to the Funds, the limitation on purchasing securities on margin; and

    (4b) with respect to the Funds, the limitation on writing or selling call options.

5.  To transact such other business as may properly come before the Special
    Meeting or any adjournment thereof for any affected funds.